EXHIBIT 10.9

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                                                                WACHOVIA

Guaranty Agreement

WHEREAS, the undersigned has requested WACHOVIA BANK OF NORTH CAROLINA, N.A. (herein called "Bank") to extend credit or make certain financial accommodations to SOUTH ATLANTIC CANNERS, INC., a South Carolina corporation (herein called "Borrower") or to renew or extend, in whole or in part, existing indebtedness or financial accommodations of the Borrower to the Bank, and the Bank has extended credit or extended or renewed existing indebtedness or made financial accommodations and/or may in the future extend credit or extend or renew existing indebtedness or make certain financial accommodations by reason of such request and in reliance upon this guaranty;

NOW, THEREFORE, in consideration of such credit extended or renewed and/or to be extended or renewed or such financial accommodations made or to be made in its discretion by the Bank to the Borrower (whether to the same, greater or lesser extent than any limit, if applicable, of this guaranty), in consideration of $5.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby unconditionally guarantees to the Bank and any of "Bank's Affiliates", as hereinafter defined (the Bank and the Bank's Affiliates being hereinafter collectively and/or individually, as the context shall require, referred to as "Lender"), and their successors, endorsees, transferees and assigns, the punctual payment when due, whether by acceleration or otherwise, and at all times thereafter of (a) all debts, liabilities and obligations whatsoever of the Borrower to the Lender, now existing or hereafter coming into existence, whether joint or several, whether created directly or acquired by endorsement, assignment or otherwise, whether absolute or contingent, secured or unsecured, due or not due, including but not being limited to notes, checks, drafts, credits, advances and obligations to reimburse draws against letters of credit; (b) accrued but unpaid interest on such debts, liabilities and obligations, whether accruing before or after any maturity(ies) thereof; and (c) reasonable attorneys' fees (*15% of the then outstanding principal and interest of the indebtedness, to the extent not prohibited by law) if any such debts, liabilities or obligations of the Borrower are collected, or the liability of the undersigned hereunder enforced, by or through any attorney at law (all of (a), (b) and (c) being hereinafter referred to as the "Obligations"). As used herein, "Bank's Affiliates" means any entity or entities now or hereafter directly or indirectly controlled by Wachovia Corporation or any successor thereto. References herein to Borrower shall be deemed to include any successor corporations to Borrower, if Borrower is a corporation, or any reconstituted partnerships of Borrower, if Borrower is a partnership.

                                                          *not to exceed

The undersigned consents that, at any time, and from time to time, either with or without consideration, the whole or any part of any security now or hereafter held for any Obligations may be substituted, exchanged, compromised, impaired, released, or surrendered with or without consideration; the time or place of payment of any Obligations or of any security thereof may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; the Borrower may be granted indulgences generally; any of the provisions of any note or other instrument evidencing any Obligations or any security therefor may be modified or waived; any party liable for the payment thereof (including but not being limited to any co-guarantor) may be granted indulgences or released; neither the death, termination of existence, bankruptcy, incapacity, lack of authority nor disability of the Borrower or any one or more of the guarantors, including any of the undersigned, shall affect the continuing obligation of any other guarantor, including any of the undersigned, and that no claim need be asserted against the personal representative, guardian, custodian, trustee or debtor in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent guarantor; any deposit balance to the credit of the Borrower or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of any Obligations; and the Lender may release, discharge, compromise or enter into any accord and satisfaction with respect to any collateral for the Obligations, or the liability of the Borrower or any of the undersigned, or any liability of any other person primarily or secondarily liable on any of the Obligations, all without notice to or further assent by the undersigned, who shall remain bound hereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release, discharge or accord and satisfaction.

Without limiting any of the foregoing, in the event of death, incompetency, or dissolution of the Borrower, or should the Borrower become insolvent (as defined by the North Carolina Uniform Commercial Code as in effect at the time), or if a petition in bankruptcy be filed by or against the Borrower, or if a receiver be appointed for any part of the property or assets of the Borrower, or if any final judgment for money damages be entered against the Borrower in a court of competent jurisdiction and remain unsatisfied for a period of sixty (60) days or more, in the amount of $250,000 or more.

The undersigned expressly waives: (a) notice of acceptance of this guaranty and of all extensions or renewals of credit or other financial accommodations to the Borrower; (b) presentment and demand for payment of any of the Obligations;
(c) protest and notice of dishonor or of default to the undersigned or to any other party with respect to any of the Obligations or with respect to any security therefor; (d) any invalidity or disability in whole or in part at the time of the acceptance of, or at any time with respect to, any security for the Obligations or with respect to any party primarily or secondarily liable for the payment of the Obligations to the Lender; (e) the fact that any security for the Obligations may at any time or from time to time be in default or be inaccurately estimated or may deteriorate in value for any cause whatsoever; (f) any diligence in the creation or perfection of a security interest or collection or protection of or realization upon the Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for the Obligations or any lack of commercial reasonableness in dealing with any security for the Obligations; (g) any duty or obligation on the part of the Lender to ascertain the extent or nature of any security for the Obligations, or any insurance or other rights respecting such security, or the liability of any party primarily or secondarily liable for the Obligations, or to take any steps or action to safeguard, protect, handle, obtain or convey information respecting, or otherwise follow in any manner, any such security, insurance or other rights; (h) any duty or obligation on the Lender to proceed to collect the Obligations from, or to commence an action against, the Borrower, any other guarantor, or any other person, or to resort to any security or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person, despite any notice or request of the undersigned to do so; (i) any rights of the undersigned pursuant to North Carolina General Statute Section 26-7 or any similar or subsequent law; (j) to the extent not prohibited by law, the right to assert any of the benefits under any statute providing appraisal or other rights which may reduce or prohibit any deficiency judgments in any foreclosure or other action; (k) all other notices to which the undersigned might otherwise be entitled; and (l) demand for payment under this guaranty.

This is a guaranty of payment and not of collection. The liability of the undersigned on this guaranty shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Borrower or any other person or foreclosure of any security interests or liens available to the Lender, its successors, endorsees or assigns. The Lender may accept any payment(s), plan for adjustment of debts, plan for reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Borrower or any other guarantor without in any way affecting or discharging the liability of the undersigned hereunder. If the Obligations are partially paid, the undersigned shall remain liable for any balance of such Obligations. This guaranty shall be revived and reinstated in the event that any payment received by Lender on any Obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors. The undersigned agrees to furnish promptly to the Bank annual financial statements and such other current financial information as the Bank may reasonably request from time to time.

The undersigned expressly represents and acknowledges that loans and other financial accommodations by the Lender to the Borrower are and will be to the direct interest and advantage of the undersigned.

The Lender may, without notice of any kind, sell, assign or transfer all or any of the Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an

2109-NC (3/93)                        Wachovia Bank of North Carolina, N.A.

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unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this guaranty for the benefit of the Lender, as to so much of the Obligations as it has not sold, assigned or transferred.

No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

For the purpose of this guaranty, the Obligations shall include all debts, liabilities and obligations of the Borrower to the Lender, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability thereof, and no such claim or defense shall impair or affect the obligations and liabilities of the undersigned hereunder. Without limiting the generality of the foregoing, if the Borrower is a corporation, partnership, joint venture, trust or other form of business organization, this guaranty covers all Obligations purporting to be made in behalf of such organization by any officer or agent of the same, without regard to the actual authority of such officer or agent. The term "corporation" shall include associations of all kinds and all purported corporations, whether or not correctly and legally chartered and organized.

To the extent not prohibited by law, the undersigned hereby grants to the Lender a security interest in and security title and hereby assigns, pledges, transfers and conveys to Lender (i) all property of the undersigned of every kind or description now or hereafter in the possession or control of the Lender, exclusive of any such property in the possession or control of the Lender as fiduciary other than as agent, for any reason including, without limitation, all cash, stock or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto and any substitutions or replacements therefor and (ii) any balance or deposit accounts of the undersigned, whether such accounts be general or special, or individual or multiple party, and upon all drafts, notes, or other items deposited for collection or presented for payment by the undersigned with the Lender, exclusive of any such property in the possession or control of the Lender as a fiduciary other than as agent, and the Lender may at any time, without demand or notice, appropriate and apply any of such to the payment of any of the Obligations, whether or not due, except for other indebtedness, obligations and liabilities owing to Lender or any of Lender's Affiliates that constitute open-end credit under, or are subject to, the requirements of the Truth-in-Lending Act and Federal Reserve Board Regulation Z and any applicable state consumer laws.

Any amount received by the Lender from whatever source and applied by it toward the payment of the Obligations shall be applied in such order of application as the Lender may from time to time elect.

This guaranty shall bind and inure to the benefit of the Lender, its successors and assigns, and likewise shall bind and inure to the benefit of the undersigned, their heirs, executors, administrators, successors and assigns. If more than one person shall execute this guaranty or a similar, contemporaneous guaranty, the term "undersigned," shall mean, as used herein, all parties executing this guaranty and such similar guaranties and all such parties shall be liable, jointly and severally, one with the other and with the Borrower, for each of the undertakings, agreements, obligations, covenants and liabilities provided for herein with respect to the undersigned. This guaranty contains the entire agreement and there is no understanding that any other person shall execute this or a similar guaranty. Furthermore, no course of dealing between the parties, no usage of trade, and no parol or extrinsic evidence shall be used to supplement or modify any terms of this guaranty; nor are there any conditions to the complete effectiveness of this guaranty.

This guaranty shall be deemed accepted by Lender in the State of North Carolina. The parties agree that this guaranty shall be deemed, made, delivered, performed and accepted by Lender in the State of North Carolina and shall be governed by the laws of the State of North Carolina. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

The undersigned (a) submits to personal jurisdiction in the State of North Carolina, the courts thereof and any United States District Court sitting therein, for the enforcement of this guaranty, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of North Carolina for the purpose of litigation to enforce this guaranty, and (c) agrees that service of process may be made upon the undersigned by first class postage prepaid mail, addressed to the undersigned at the latest address of the undersigned known to the Bank
(or at such other address as the undersigned may specify for the purpose by notice to the Bank). Nothing herein contained, however, shall prevent the Lender from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

This guaranty shall remain in full force and effect as to each of the undersigned unless and until terminated as to one or more of the undersigned by notice to that effect actually received by the Bank, by registered mail, addressed to Bank at 301 N. Main St., Suite 32092, Winston-Salem, NC 27101, but no such notice shall affect or impair the liabilities hereunder of such of the undersigned who gives or on whose behalf is given any such notice for the Obligations existing at the date of receipt by the Bank of such notice, any renewals, modifications, or extensions thereof (whether made before or after such notice is received), any interest thereon, or any costs or expenses, including without limitation, reasonable attorneys' fees incurred in the collection thereof or any future advances made by Lender to Borrower as required or permitted pursuant to the terms of the instruments, documents or agreements evidencing or providing for the Obligations. Any such notice of termination by or on behalf of any of the undersigned shall affect only that person and shall not affect or impair the liabilities and obligations hereunder of any other person.

The terms and provisions of any addendum attached hereto are incorporated herein by reference and made a part hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this guaranty under seal, this March 31, 1995.

Witness:                                                              (Seal)
                                                (Individual Guarantor)

                                                                      (Seal)
                                                (Individual Guarantor)

Attest:                                   COCA-COLA BOTTLING CO. CONSOLIDATED
                                          (Name of Corporation or Partnership)

Patricia A. Gill                          By Brenda B. Jackson         (Seal)
Title Assistant Secretary                 Title Vice President & Treasurer

[Corporate Seal]                          Wachovia Bank of North Carolina, N.A.


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                                                              WACHOVIA
Addendum to Guaranty Agreement

    This document, upon its acceptance below by WACHOVIA BANK OF NORTH CAROLINA, N.A. (hereinafter referred to as the "Bank"), shall constitute an addendum to the Guaranty Agreement, dated March 31, 1995 (herein referred to as the "Guaranty Agreement") from COCA-COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation (herein referred to as the "Guarantor(s)") which provides for the guaranty by Guarantor(s) of the Obligations of SOUTH ATLANTIC CANNERS, INC., a South Carolina corporation herein referred to as "Borrower") to Lender, and shall be incorporated in the Guaranty Agreement by reference and made a part thereof. All capitalized terms used in this Addendum which are defined in the Guaranty Agreement shall have the meanings given such terms in the Guaranty Agreement. Only those sections below which have been checked and completed are included in the Addendum.

[ ] Notwithstanding any contrary provision of the Guaranty Agreement, the liability of the Guarantor(s) under the Guaranty Agreement for the Obligations of the Borrower shall not exceed at any one time an aggregate
of $               ; provided, however, that this limitation shall not
apply (a) to that portion of the Obligations of the Borrower which consists of accrued but unpaid interest and attorneys' fees incurred in the collection of the Obligations or the enforcement of liability of the Guarantor(s) under the Guaranty Agreement and (b) to the liabilities of the Guarantor(s) under any other guaranties executed by the Guarantor(s) for the benefit of the Lender, the guaranty of the Guarantor(s) under the Guaranty Agreement being cumulative with all such other guaranties.

[x] Notwithstanding any contrary provision of the Guaranty Agreement, the liability of the Guarantor(s) under the Guaranty Agreement for the Obligations of the Borrower shall be limited to (i) the principal and interest of that certain promissory note dated July 22, 1994, payable to the Bank, in the original principal amount of $15,000,000.00, and any modifications, renewals or extensions thereof, plus (a) reasonable attorneys' fees if such note is collected, or the liability of the Guarantor(s) under the Guaranty Agreement is enforced, by or through any attorney-at-law and (b) the Obligations of the Borrower under any collateral documents securing such promissory note.*

[ ] To secure the liabilities of the Guarantor(s) to the Lender under the Guaranty Agreement, together with any other indebtedness, liabilities and obligations of Guarantor(s), or any of them, to the Lender, now existing or hereafter incurred or arising, except for other indebtedness, obligations and liabilities owing to Lender or any of Lender's Affiliates that constitute open-end credit under, or are subject to, the disclosure requirements of the Truth-in-Lending Act and the Federal Reserve Board Regulation Z or any applicable state consumer protection laws, the Guarantor(s) each hereby grant to the Lender a security interest in and security title to, and does hereby assign, pledge, transfer and convey to Lender a continuing general primary lien upon, the following described property in addition to that granted in the Guaranty:

* See Exhibit A attached hereto and made a part hereof.

Each Guarantor agrees that the security interest and security title granted hereby shall remain in full force and effect and shall not be released until all Obligations of the Borrower and all indebtedness, liabilities and obligations of the Guarantor(s) secured hereby have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon the bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting the Borrower, the Guarantor(s) or any other person.

Witness:                                                               (Seal)
                                                (Individual Guarantor)

                                                                       (Seal)
                                                (Individual Guarantor)

Attest:                                   COCA-COLA BOTTLING CO. CONSOLIDATED
                                          (Name of Corporation or Partnership)

Patricia A. Gill                          By Brenda B. Jackson         (Seal)
Title Assistant Secretary                 Title Vice President & Treasurer

[Corporate Seal]                          Accepted

                                          WACHOVIA BANK OF NORTH CAROLINA, N.A.
                                          By Kenneth R. Smith Jr.
                                          Title Senior Vice President

                                          Wachovia Bank of North Carolina, N.A.


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          EXHIBIT A TO ADDENDUM TO GUARANTY AGREEMENT
          OF COCA-COLA BOTTLING CO. CONSOLIDATED
          MARCH 31, 1995



          * and (ii) the principal and interest of that certain Line of Credit Note (the "Line of Credit Note") dated July 22, 1994, payable to the Bank, as amended by the First Amendment to Credit Agreement, Line of Credit Note and Mortgage, and Reaffirmation of Term Note, Security Agreement, Guaranty Agreement and Addendum to Guaranty Agreement dated as of March 31, 1995, in the new principal amount of $10,000,000, and any modifications, renewals or extensions thereof, plus (a) reasonable attorneys' fees if such note is collected or the liability of the Guarantor under the Guaranty Agreement is enforced, by or through any attorney-at-law, and (b) the Obligations of the Borrower under any collateral documents securing the Line of Credit Note; provided, that only with respect to said Line of Credit Note, (x) the Guarantor's guaranty obligations hereunder are limited to principal amounts outstanding under the Line of Credit Note at any time in excess of $5,000,000, together with accrued interest on such principal amounts; (y) the Guarantor acknowledges and affirms that this is a guaranty of collection, and that upon the occurrence of an Event of Default under any of the Loan Documents, or event which with the giving of notice, passage of time or both would become an Event of Default, and after the expiration of any applicable cure period under the Loan Documents, the Guarantor shall immediately pay over to the Bank all principal amounts outstanding under the Line of Credit Note in excess of $5,000,000, together with accrued interest on such principal amounts; and (z) after a default and payment by the Guarantor as referred to in the preceding clause (y), at such time as the Bank has collected the full amount of all Obligations owed to the Bank by the Borrower, the Bank will assign its rights to the Guarantor, and the Guarantor will become subrogated to the rights of the Bank for the difference between amounts owed by the Borrower to the Bank and amounts collected by the Bank from the Borrower, and for any other amounts paid by Guarantor hereunder.

                                        COCA-COLA BOTTLING CO. CONSOLIDATED
          ATTEST:

          _________________________     By: _______________________________
          ______________, Secretary          Name:
                                             Title:
          [CORPORATE SEAL]
                                        WACHOVIA  BANK  OF NORTH  CAROLINA,
                                        N.A.


                                        By: _______________________________
                                             Name:
                                             Title:


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